March 9, 2005

                             MARKMAN MULTIFUND TRUST

                         Markman Total Return Core Fund
             (formerly known as the Markman Total Return Portfolio)

                   Supplement to Prospectus Dated May 1, 2004

      The Board of Trustees of Markman MultiFund Trust (the "Trust") have approved a new investment management agreement (the "New Agreement") between the Total Return Core Fund (the "Fund") and Markman Capital Management, Inc. (the "Adviser"), subject to shareholder approval. Under the New Agreement, the management fee paid monthly to the Adviser for services provided to the Fund would be raised from the current 0.75% of the average daily net assets of the Fund under the current investment management agreement with the Adviser to 0.85% of the average daily net assets of the Fund (the "base management fee"). The base management fee would decrease in a series of breakpoints if the Fund's total assets under management increased as set forth in the following table:

$0- $200 million           0.85%
Next $150 million          0.80% (on assets from $200 - $350 million)
Next $150 million          0.75% (on assets from $350 - $500 million)
Next $150 million          0.70% (on assets from $500 - $650 million)
Next $150 million          0.65% (on assets from $650 - $800 million)
All additional dollars     0.60% (on assets over $800 million)

      Under the New Agreement, the base management fee would be subject to adjustment by a factor referred to as the "Performance Fee Adjustment." The Performance Fee Adjustment to the base management fee is calculated by comparing the Fund's performance to that of the Standard & Poor's 500 Index (the "S&P 500"), the Fund's benchmark, over a rolling 12-month period, consisting of the most-recently completed month and the previous 11 months (a "Performance Period"). The base management fee may be increased, decreased or remain the same depending on how the Fund performs compared to the S&P 500 during a performance period.

      The Performance Fee Adjustment will be calculated based on the Fund's average net assets during each Performance Period, and the Performance Fee Adjustment will be applied to the Fund's base management fee during the then-current month. Using the S&P 500 as the benchmark, a "band" ranging from 5% below the benchmark to 5% above the benchmark would be established. Within that band, the Performance Fee Adjustment will be calculated on a rolling 12-month basis with a 2 basis point adjustment for every one percent differential in comparative performance. For example, if the Fund outperformed the S&P 500 by 1% or more, but less than 2%, the base management fee would be adjusted positively two basis points (0.02%). If the Fund underperformed the S&P 500 by 2% or more, but less than 3%, the Performance Fee Adjustment would be negative four basis points (0.04%). Using this formula, the maximum yearly performance adjustment would be 10 basis points, or one-tenth of a percent, up or down.
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During the initial 12 months of the New Agreement the Fund will not adjust the
Adviser's fee for Fund performance. The management fee will be 0.85% of the average daily net assets of the Fund during that period.

      The table below sets forth the Performance Fee Adjustment assuming the Fund performs at the indicated levels relative to its benchmark.

         Return                             Performance Fee Adjustment
         ------                             --------------------------

5.00% above the S&P 500 or higher           +0.10%
4.00% above the S&P 500                     +0.08%
3.00% above the S&P 500                     +0.06%
2.00% above the S&P 500                     +0.04%
1.00% above the S&P 500                     +0.02%
Equal to the S&P 500                        no adjustment
1.00% below the S&P 500                     -0.02%
2.00% below the S&P 500                     -0.04%
3.00% below the S&P 500                     -0.06%
4.00% below the S&P 500                     -0.08%
5.00% below the S&P 500 or lower            -0.10%

      The Fund's shareholders of record as of February 22, 2005 will be asked to vote at an April 15, 2005 shareholder meeting on the New Agreement. If the New Agreement is approved by the shareholders of the Fund, it will become effective with respect to the Fund upon the later to occur of (i) approved by Fund shareholders, and (ii) May 1, 2005.